UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2019

Newgioco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50045	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2019, the board of directors (the “Board”) of Newgioco Group, Inc. (the “Company”) elected Paul Sallwasser and Steven A. Shallcross to serve as members of the Board. The appointments, which are effective immediately, means that the size of the Board will be four members. Messrs. Sallwasser and Shallcross will each serve on the audit committee, the compensation committee and the corporate governance and nominating committee and their terms will expire at the Company’s 2019 Annual Meeting of Stockholders and until such time as their successors are duly elected and qualified, or until their earlier resignation or removal.

There are no family relationships between either Mr. Sallwasser or Mr. Shallcross and any of the Company’s directors or executive officers and neither Mr. Sallwasser nor Mr. Shallcross has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. other than as described below, there were no arrangements or understandings by which either Mr. Sallwasser or Mr. Shallcross was named as a member of the Board.

It is anticipated that Messrs. Sallwasser and Shallcross will each receive compensation as a non-employee director in the form of cash and equity, the amounts of which have yet to be determined.

A copy of the press release issued by the Company announcing the election of Paul Sallwasser and Steven A. Shallcross to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Newgioco Group, Inc. Press Release dated June 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2019	Newgioco Group, Inc.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Newgioco Group, Inc. Press Release dated June 17, 2019